                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 33-60288 of ML Life Insurance Company of New York on Form S-1 of our report dated February 26, 1996 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

New York, New York

March 22, 1996